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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  July 18, 1997
                                                  -------------



                         DEGEORGE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)




Delaware                               0-20832                        41-1625724
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(State or other jurisdiction        (Commission                    (IRS Employer
of incorporation)                   File Number)             Identification No.)



99 Realty Drive, Cheshire, Connecticut                                     06410
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(Address of principal executive offices)                              (Zip Code)



                                 (203) 699-3400
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              (Registrant's telephone number, including area code)





                                Page 1 of 9 pages

                           Exhibit Index is on page 6


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                         DEGEORGE FINANCIAL CORPORATION

                                INDEX TO FORM 8-K




          INFORMATION                                                   PAGE NO.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                    3

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS                                4

          Index to Exhibits                                                6


                                        2

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                         DEGEORGE FINANCIAL CORPORATION




ITEM 4--CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

On July 18, 1997, Price Waterhouse LLP ("Price") resigned as the auditor for DeGeorge Financial Corporation ("DFC"). The report of Price on the financial statements of DFC for the fiscal years ending December 31, 1996 and December 31, 1995 contained in the Annual Report on Form 10-K of DFC for the fiscal year ended December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The report of Price as originally issued on the financial statements of DFC for the fiscal year ended December 31, 1995, contained in the Annual Report on Form 10-K of DFC for the fiscal year ended December 31, 1995, was modified with respect to uncertainty regarding DFC's ability to continue as a going concern. This modification resulted from DFC's violation of the minimum tangible net worth covenant in an agreement for the sale of construction loans which was, and remains, DFC's principal source of working capital. The violation of the minimum tangible net worth covenant in turn resulted from losses for the year ended December 31, 1995 and write-offs occasioned by the discontinuance of operations of DFC's subsidiary, Patwil Homes, Inc. That agreement for the sale of construction loans was amended in 1997 for all periods retroactive to the inception of that agreement. The report of Price on the financial statements for the fiscal year ended December 31, 1995, contained in the Annual Report on Form 10-K of DFC for the fiscal year ended December 31, 1996, did not contain the modification.

The decision to change accountants was neither recommended nor approved by the audit committee of DFC's Board of Directors since DFC had no advance notice of the resignation.

In connection with Price's audits for the two most recent fiscal years and the subsequent interim periods preceding the resignation of Price, there were no reportable disagreements with Price on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Price, would have caused Price to make a reference to the subject matter of the disagreement in connection with its report.

DFC has requested that Price furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Price agrees with the above statements. A copy of such letter, dated July 24, 1997, is filed as
Exhibit 3 to this Form 8-K.

None of the kinds of events listed in paragraphs (a) (l) (v) (A) through (D) of
Item 304 of Regulation S-K occurred within DFC's two most recent fiscal years and the subsequent interim periods preceding the resignation of Price on July 18, 1997.


                                        3

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ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS:

     (c)  Exhibits:

     1.   Resignation letter of Price Waterhouse LLP dated July 18, 1997.

     2.   Press Release of DeGeorge Financial Corporation dated July 21, 1997.

     3.   Letter of Price Waterhouse LLP as required by paragraph (a) (3) of
          Item 304 of Regulation S-K dated July 24, 1997.


                                        4

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DEGEORGE FINANCIAL CORPORATION
                                   (Registrant)


Dated: July 25, 1997

                                   By:  /s/ SALVATORE A. BUCCI
                                        -------------------------------
                                        Salvatore A. Bucci
                                        Senior Vice President and
                                          Chief Financial Officer


                                        5

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                                INDEX TO EXHIBITS


Exhibit                       Description                               Page No.
-------                       -----------                               --------

1.   Resignation letter of Price Waterhouse LLP dated July 18, 1997.           7

2.   Press Release of DeGeorge Financial Corporation dated July 21, 1997.      8

3.   Letter of Price Waterhouse LLP as required by paragraph (a) (3) of
     Item 304 of Regulation S-K dated July 24, 1997.                           9


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